                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               STORAGE USA, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                     [LOGO]

                               STORAGE USA, INC.
                          175 Toyota Plaza, Suite 700
                               Memphis, TN 38103
                                 (901) 252-2000

                                 March 30, 2001

Dear Storage USA, Inc. Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders of Storage USA, Inc. ("Storage USA") to be held on May 2, 2001, at 4:00 p.m. local time, at 175 Toyota Plaza, Memphis Tennessee 38103. The Annual Meeting will be held at The Plaza Club on the 2nd Floor. The business to be conducted at the meeting is set forth in the formal notice that follows.

   We rely upon all shareholders to execute and return their proxies in order to avoid costly proxy solicitation. Therefore, in order to save Storage USA the unnecessary expense of further proxy solicitation, I ask that you promptly sign and return the enclosed proxy card in the envelope provided. If you attend the Annual Meeting, you may withdraw your proxy at the meeting and vote your shares in person, if you wish.

   I look forward to seeing you at the Annual Meeting.

                                   Sincerely,
                                   /s/ Dean Jernigan
                                   Dean Jernigan
                                   Chairman of the Board,
                                   Chief Executive Officer and President

                                     [LOGO]

                               STORAGE USA, INC.
                          175 Toyota Plaza, Suite 700
                            Memphis, Tennessee 38103
                                 (901) 252-2000

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On May 2, 2001

                               ----------------

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Storage USA, Inc., a Tennessee corporation, will be held on May 2, 2001, at 4:00 p.m. local time, at 175 Toyota Plaza, Memphis, Tennessee 38103, at The Plaza Club on the 2nd Floor, for the following purposes:

     1. To elect all nine directors; and

     2. To transact such other business as may properly come before the meeting and any adjournments thereof.

   Pursuant to the bylaws of Storage USA, its Board of Directors has fixed the close of business on March 23, 2001 as the record date for the determination of shareholders of Storage USA entitled to notice of and to vote at the Annual Meeting. Therefore, only record holders of Storage USA common stock at the close of business on that date are entitled to notice of and to vote shares held on the record date at the Annual Meeting and any adjournments thereof.

   As you review the Proxy Statement, you will notice that it has been simplified and is easier to understand. The Securities and Exchange Commission is encouraging companies to adopt "plain English" to facilitate better communication between companies and their shareholders. We are committed to communicating with you clearly and effectively.

   We urge you to review carefully the enclosed materials. Your vote is important. All shareholders are urged to attend the meeting in person or by proxy. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please indicate your vote, sign, date and return each proxy card so that all of your shares will be represented at the Annual Meeting.

                                          By Order of the Board of Directors
                                          /s/ John W. McConomy
                                          John W. McConomy
                                          Executive Vice President, General
                                           Counsel
                                          and Secretary

Memphis, Tennessee
March 30, 2001

 IT IS IMPORTANT THAT ALL PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE INDICATE YOUR VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED, INCLUDING BY VOTING AT THE MEETING.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ABOUT THE ANNUAL MEETING..................................................   1
  Why am I receiving this Proxy Statement and Proxy Card?.................   1
  Who is soliciting this Proxy?...........................................   1
  What is the purpose of the Annual Meeting?..............................   1
  Who is entitled to vote?................................................   1
  How many votes does each share of common stock entitle its holder to
   cast?..................................................................   2
  Who can attend the Annual Meeting?......................................   2
  How many votes do we need to hold the Annual Meeting?...................   2
  How do I vote?..........................................................   2
  Can I change my vote after I return my Proxy Card?......................   2
  What if I wish to withhold authority to vote for any nominee? ..........   2
  What if I wish to revoke my Proxy?......................................   3
  Will my shares be voted if I do not sign and return my Proxy Card?......   3
  What are the Board's recommendations?...................................   3
  What vote is required to approve each item?.............................   3

PROPOSAL TO ELECT NINE DIRECTORS..........................................   4
  Election of Directors...................................................   4
    How many Directors are to be elected and how long will each person
     serve?...............................................................   4
    If I deliver my Proxy, for whom will my shares be voted?..............   4
    What is the background of the nominees?...............................   4
  Board Activity..........................................................   6
    How often does the Board meet and how often did it meet in 2000?......   6
    What committees has the Board established?............................   6
      Audit Committee.....................................................   6
      Human Resources Committee...........................................   6
      Human Resources Committee Interlocks and Insider Participation......   6
      Corporate Governance & Nominating Committee.........................   6
    Which nominees are nominated as a result of an agreement between such
     nominee and another person?..........................................   6
    How are Directors compensated?........................................   7
  What is the Board's recommendation?.....................................   7

ABOUT OUR AUDITORS........................................................   7
  Who are Storage USA's auditors?.........................................   7

BENEFICIAL OWNERSHIP OF STORAGE USA COMMON STOCK..........................   8
  Beneficial Ownership Table..............................................   8

EXECUTIVE COMPENSATION....................................................   9
  Summary Compensation Table..............................................   9
  Stock Options...........................................................  10
    Option/SAR Grants in Last Fiscal Year Table...........................  10
    Aggregated Option/SAR Exercises in 2000 and Year-End 2000 Option
     Values Table.........................................................  10
  Long-Term Incentive Plans...............................................  11
    Long-Term Incentive--Awards in Last Fiscal Year Table.................  11
  Indebtedness by Executives to Storage USA...............................  12
    1995 Employee Stock Purchase and Loan Plan............................  12
    Indebtedness by Executives under 1995 Employee Stock Purchase and Loan
     Plan Table...........................................................  12
    1996 Officers' Stock Option Loan Program..............................  12
    Indebtedness by Executives under 1996 Officers' Stock Option Loan
     Program Table........................................................  12

                                                                          Page
                                                                          ----
  Executive Change in Control Severance Agreements and Employment
   Agreements............................................................  13
    Change in Control Severance Agreements...............................  13
    Employment Agreements................................................  13

REPORT OF THE STORAGE USA HUMAN RESOURCES COMMITTEE ON EXECUTIVE
 COMPENSATION............................................................  14

REPORT OF THE STORAGE USA AUDIT COMMITTEE................................  16

IS THERE ANY OTHER INFORMATION THAT I SHOULD KNOW?.......................  17
  Transactions with Management and Others; Certain Business
   Relationships.........................................................  17
  Section 16(a) Beneficial Ownership Reporting Compliance................  17
  Shareholder Return.....................................................  18
  Comparison of Cumulative Returns Table.................................  18
  Will other matters be raised at the Meeting?...........................  19
  Who pays the cost of solicitation of my Proxy?.........................  19
  Can a Shareholder make a proposal at the Meeting?......................  19
  How do I request additional information?...............................  19

APPENDIX I...............................................................  20
  Charter of the Audit Committee.........................................  20

                               STORAGE USA, INC.
                          175 Toyota Plaza, Suite 700
                            Memphis, Tennessee 38103
                                 (901) 252-2000

                               ----------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 2, 2001

                               ----------------

   This Proxy Statement contains information regarding the 2001 Annual Meeting of Shareholders of Storage USA, Inc. The Annual Meeting will be held on Wednesday, May 2, 2001, beginning at 4:00 p.m. local time, at 175 Toyota Plaza, Memphis, TN 38103, at The Plaza Club on the 2nd floor. Voting material for the Annual Meeting, which includes this Proxy Statement, the enclosed proxy card and our 2000 Annual Report, will be mailed to our shareholders beginning on or about March 30, 2001.

                            ABOUT THE ANNUAL MEETING

Why am I receiving this Proxy Statement and Proxy Card?

   You are receiving a Proxy Statement and proxy card because you own shares of common stock in Storage USA. This Proxy Statement describes the issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

   When you sign the proxy card, you appoint Dean Jernigan and Christopher P. Marr as your representatives at the Annual Meeting. Mr. Jernigan and Mr. Marr will vote your shares as you have instructed them on the proxy card at the Annual Meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

   If an issue comes up for vote at the Annual Meeting that is not on the proxy card, Mr. Jernigan and Mr. Marr will vote your shares, under your proxy, in accordance with their best judgment.

Who is soliciting this Proxy?

   The proxy card enclosed with this Proxy Statement is being solicited by the Storage USA Board of Directors.

What is the purpose of the Annual Meeting?

   At the Annual Meeting, shareholders will act on the matter outlined in the accompanying Notice of Meeting, which is the election of all nine of Storage USA's directors.

Who is entitled to vote?

   Only shareholders of record at the close of business on the record date, March 23, 2001, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the Annual Meeting. At the close of business on the record date, 27,099,569 shares of Storage USA's common stock were outstanding and entitled to vote at the Annual Meeting.

How many votes does each share of common stock entitle its holder to cast?

   Each share of Storage USA common stock is entitled to one vote on each matter that comes before the Annual Meeting.

Who can attend the Annual Meeting?

   Only shareholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Registration and seating will begin at 3:30 p.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

   Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you must bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

How many votes do we need to hold the Annual Meeting?

   In order to conduct business at the meeting, the Storage USA Bylaws require the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast on the matters to be presented at the Annual Meeting. This is called a "quorum." Proxy cards received by us but marked "WITHHOLD AUTHORITY FOR ALL NOMINEES" will be included in the calculation of the number of shares considered to be present at the meeting; however, shares held by a broker that are not voted will not be included in the calculations of whether a quorum is present.

How do I vote?

   You May Vote by Mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted:

  . for the nine named nominees for director; and

  . in the discretion of the proxy holders, on any other business that properly comes before the meeting or any adjournments.

   You May Vote in Person at the Meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your stockbroker to vote at the meeting.

Can I change my vote after I return my Proxy Card?

   Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised at the Annual Meeting by Messrs. Jernigan and Marr by filing with John W. McConomy, the Secretary of Storage USA, either a notice of revocation or an executed proxy card with a later date than the one you previously submitted. Mr. McConomy can be reached at Storage USA's offices, 175 Toyota Plaza, Suite 700, Memphis, TN 38103, (901) 252-2000. The powers of Messrs. Jernigan and Marr as proxy holders will not be suspended if you attend the Annual Meeting in person, since attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

What if I wish to withhold authority to vote for any nominee?

   You may specify that your vote for any or all of the nominees be withheld in the manner provided in the enclosed proxy card.

What if I wish to revoke my Proxy?

   Your proxy may be revoked at any time prior to voting by notifying Mr. Jernigan or Mr. Marr in writing at 175 Toyota Plaza, Suite 700, Memphis, TN 38103, ATTN: Corporate Secretary. You can also revoke your proxy in person at the Annual Meeting by using a form which we will provide at the meeting, or you can appear and vote in person at the Annual Meeting the shares to which your proxy relates.

Will my shares be voted if I do not sign and return my Proxy Card?

   If your shares are held in street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the election of directors. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

   A brokerage firm cannot vote customers' shares on non-routine matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will not be counted in determining whether there is a quorum. However, the matters scheduled for presentation at this year's Annual Meeting are all "routine."

What are the Board's recommendations?

   Unless you give other instructions on your proxy card, Messrs. Jernigan and Marr will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

  . FOR election of the nominated slate of nine directors (which constitutes the entire Storage USA Board of Directors) (see page 4).

  . With respect to any other matter that properly comes before the meeting, the proxy holders will vote in their own discretion.

What vote is required to approve each item?

   The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors. Consequently, shares that are not voted, including shares for which you mark "WITHHOLD AUTHORITY" on your proxy card, or shares which are held by a broker and not voted, have no impact on the election of directors. Unless a properly executed proxy card is marked "WITHHOLD AUTHORITY," the proxy given will be voted "FOR" the nine nominees for director.

                        PROPOSAL TO ELECT NINE DIRECTORS

                             ELECTION OF DIRECTORS

How many Directors are to be elected and how long will each person serve?

   At the Annual Meeting, all nine of Storage USA's directors are to be elected, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified, except in the event of death, resignation or removal.

If I deliver my Proxy, for whom will my shares be voted?

   Unless otherwise specified, your proxy will be voted "FOR" the election of the nominees listed below, except that in the event any of those named should not continue to be available for election, discretionary authority may be exercised to vote for a substitute. However, Storage USA knows of no circumstances that would make any nominee named herein unavailable. All of the nominees are now members of the Board of Directors and were elected at the 2000 Annual Meeting of Shareholders.

What is the background of the nominees?

                                         Present Principal Occupation or
             Name             Age  Employment and Five-Year Employment History
             ----             ---  -------------------------------------------
 C. Ronald Blankenship(1)....  51 Director since November 5, 1997. Mr.
                                  Blankenship has been a Director, Vice
                                  Chairman and Chief Operating Officer of
                                  Security Capital Group Incorporated since May
                                  1998. Mr. Blankenship has been Interim
                                  Chairman, Chief Executive Officer and
                                  Director of Homestead Village Incorporated
                                  since May 1999. He was Managing Director of
                                  Security Capital Group Incorporated from 1991
                                  to 1998. He also serves as a Trustee of
                                  Archstone Communities Trust and ProLogis
                                  Trust and is a Director of BelmontCorp,
                                  CarrAmerica Realty Corporation, and Regency
                                  Centers Corporation.


 Howard P. Colhoun(2)(3)(4)..  65 Director since March 23, 1994. Mr. Colhoun has been General Partner of Emerging Growth
                                  Partners, Baltimore, Maryland, a venture capital/small public company investment partnership, since 1982. Mr. Colhoun also serves as a Director of Harbor Funds.

 Alan B. Graf, Jr.(1)(2)(4)..  47 Director since August 6, 1997. Mr. Graf has been Executive Vice President & Chief
                                  Financial Officer of FedEx Corporation since
                                  1998. Mr. Graf was Sr. Vice President & Chief
                                  Financial Officer of Federal Express
                                  Corporation from 1991 to 1998. Mr. Graf is also a Director of Kimball International, Inc.

 Dean Jernigan...............  55 Director and Board Chairman since 1985. Mr.
                                  Jernigan has been the Chief Executive Officer
                                  of Storage USA since its inception in 1985
                                  and has been President since May, 1998. Mr.
                                  Jernigan has, since 1999, been a Director of
                                  Thomas & Betts, Inc.

 Mark Jorgensen(3)(4)........  60 Director since January 25, 1995. Mr.
                                  Jorgensen has been a private real estate
                                  investor and has served as a real estate
                                  consultant to the pension fund industry for
                                  over five years.

                                       Present Principal Occupation or
           Name           Age    Employment and Five-Year Employment History
           ----           ---    -------------------------------------------
 Caroline S. McBride.....  47 Director since May 7, 1997. Ms. McBride has been the Managing Director of the Capital Division of
                              Security Capital Group Incorporated since
                              March 1997, where she provides operating
                              oversight for companies in which Security Capital
                              has direct or indirect ownership. From June 1996
                              to July 1997, Ms. McBride was Managing Director
                              of the Security Capital Group Global Capital
                              Management Group. Prior thereto, Ms. McBride was
                              a director of private market investments with IBM
                              from July 1978 to May 1996. Ms. McBride is also a
                              Director of The Real Estate Research Institute,
                              CarrAmerica Realty Corporation, BelmontCorp, and
                              a Trustee of CWS Communities.


 John P. McCann(1)(4)....  56 Director since March 23, 1994. Mr. McCann has, since 1978, been the Chairman of the Board of
                              United Dominion Realty Trust, Inc., Richmond,
                              Virginia and since 1997 has been a Director of
                              LandAmerica Financial Group, Inc.

 William D. Sanders(3)...  59 Director since November 6, 1996. Mr. Sanders has, since 1990, been Chairman of the Board and Chief
                              Executive Officer of Security Capital Group
                              Incorporated. Mr. Sanders is also a Director of CarrAmerica Realty Corporation and Security
                              Capital European Realty.

 Harry J. Thie(1)(2)(4)..  58 Director since March 23, 1994. Mr. Thie has been a senior researcher with the RAND Corporation, a non-profit research institute, since 1991.

--------
(1) Member of the Human Resources Committee
(2) Member of the Audit Committee
(3) Member of the Corporate Governance and Nominating Committee
(4) Independent Director, as defined in Section 8.3 of Storage USA's Charter and also in Storage USA's Bylaws, which provide, among other qualifications, that an Independent Director is someone other than a person who is an officer or employee of Storage USA or an officer, director or employee of any entity that owns, beneficially, directly or indirectly, five percent or more of Storage USA's common stock.

                                 BOARD ACTIVITY

How often does the Board meet and how often did it meet in 2000?

   The Board meets quarterly and had four regular quarterly meetings and three additional special meetings during 2000. All of the Directors attended at least 75% of the aggregate number of meetings of the Board and committees of the Board during the period in which they served in 2000.

What committees has the Board established?

 Audit Committee

   The Audit Committee, which met four times in 2000, consists of Messrs. Graf, Thie and Colhoun, each an Independent Director. Mr. Graf serves as Chairman of the Audit Committee. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of Storage USA's internal accounting controls. (See the Report of the Audit Committee on page 16.)

 Human Resources Committee

   The Human Resources Committee, which met five times in 2000, consists of Messrs. Thie, Graf, and McCann, each an Independent Director, and Mr. Blankenship. Mr. Thie serves as Chairman. The Human Resources Committee was previously designated the Compensation Committee and its name was changed to its current designation in November 2000. The Human Resources Committee determines compensation for Storage USA's Chief Executive Officer and President, reviews and approves Storage USA's benefit plans and the compensation of the other executive officers, and administers the 1993 Omnibus Stock Plan, 1995 Employee Stock Purchase and Loan Plan and other executive officer benefit plans. (See the Report of the Human Resources Committee on Executive Compensation on page 14.)

 Human Resources Committee Interlocks and Insider Participation

   Mr. Blankenship, a member of the Human Resources Committee, is the Vice Chairman and Chief Operating Officer of Security Capital Group Incorporated. Storage USA paid Security Capital Group Incorporated affiliates a total of $1,337,061 in 2000 for the services outlined under the heading "Transactions with Management and Others; Certain Business Relationships" on page 17 of this Proxy Statement. SC Realty Incorporated, a shareholder of Storage USA, is an indirect, wholly-owned subsidiary of Security Capital Group Incorporated.

 Corporate Governance and Nominating Committee

   The Corporate Governance and Nominating Committee, which met twice in 2000, is comprised of two Independent Directors, Messrs. Jorgensen and Colhoun, and Mr. Sanders. Mr. Jorgensen serves as Chairman. The Corporate Governance and Nominating Committee evaluates Storage USA's corporate governance policies and procedures and monitors related matters of current concern to investors and the Board of Directors. The Committee also acts as the nominating committee of the Board, and as such, it considers and makes recommendations concerning the qualifications of potential nominees for membership on the Board.

Which nominees are nominated as a result of an agreement between such nominee and another person?

   Ms. McBride and Messrs. Blankenship and Sanders are not Independent Directors and have been nominated for election as directors by SC Realty Incorporated ("SC Realty") pursuant to the terms of the Strategic Alliance Agreement dated March 19, 1996, among Storage USA, SUSA Partnership, L.P., Security

Capital Holdings S.A. and Security Capital U.S. Realty as amended. SC Realty Incorporated, a shareholder of Storage USA, is an indirect, wholly-owned subsidiary of Security Capital Group Incorporated. The Strategic Alliance Agreement generally provides that SC Realty may nominate a number of directors proportionate to its ownership of Storage USA's common stock, but not fewer than two, for so long as it owns at least 20% of Storage USA's common stock. The Strategic Alliance Agreement also provides that SC Realty is required to vote its shares of Storage USA common stock at its option, either in accordance with the recommendation of Storage USA's Board of Directors or proportionally in accordance with the vote of the other holders of Storage USA common stock, except with respect to the election of its nominees to Storage USA's Board (as to which SC Realty can vote its shares in its sole discretion), and with respect to any amendment to Storage USA's Charter or Bylaws that would reasonably be expected to materially adversely affect SC Realty, and certain other matters (such as mergers, material asset sales or other unusual activities). Consequently, SC Realty must vote its shares of Storage USA common stock at the Annual Meeting for the Board of Directors' nominees (other than SC Realty's representatives) or vote proportionally for such nominees in accordance with the vote of the other shareholders.

How Are Directors compensated?

   Directors who are not employees of Storage USA (that is, each Director other than Mr. Jernigan) are paid an annual fee of $20,000, which is paid in shares of Storage USA's common stock under the 1993 Omnibus Stock Plan, plus $1,500 cash for each Board meeting attended, and $350 cash for each teleconference meeting attended. Committee chairpersons are paid an additional $5,000 in cash per year. In addition, non-employee Directors are reimbursed for expenses incurred in connection with their activities on Storage USA's behalf.

   Each non-employee Director who is serving on the date of the last regularly scheduled quarterly meeting each year receives a grant of options under Storage USA's 1993 Omnibus Stock Plan to purchase 2,000 shares of Storage USA's common stock at a price equal to the closing stock price per share on the day of Storage USA's third quarter earnings release. The options vest on the date of the grant. Directors who are Storage USA employees (that is, Mr. Jernigan) are not paid any directors' fees, either in stock or in cash.

What is the Board's recommendation?

   The Board unanimously recommends a vote "FOR" the Proposal to elect each of the nominees as directors of Storage USA.

                               ABOUT OUR AUDITORS

Who are Storage USA's Auditors?

   Storage USA has engaged PricewaterhouseCoopers LLP as its independent public accountants since September 1993. The Board of Directors has selected PricewaterhouseCoopers LLP as auditors for the fiscal year ended December 31, 2001. Representatives of PricewaterhouseCoopers LLP will be present at the meeting to respond to appropriate questions and to make such statements as they may desire.

                BENEFICIAL OWNERSHIP OF STORAGE USA COMMON STOCK

   The total number of shares of Storage USA common stock outstanding on January 19, 2001 was 27,070,288. The following table sets forth information regarding the beneficial ownership of shares of Storage USA common stock outstanding as of January 19, 2001, by (i) each person or group known to Storage USA to beneficially own more than 5% of the outstanding shares of Storage USA common stock, (ii) each of the Directors, the Chief Executive Officer and the other four most highly compensated executive officers of Storage USA, and (iii) all Directors and executive officers of Storage USA as a group. The Chief Executive Officer and the other four most highly compensated officers of Storage USA are sometimes referred to in the Proxy Statement as "Named Officers". Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person or entity has sole voting and investment power. The Shares of Common Stock Beneficially Owned represents the number of shares of Storage USA common stock the person holds, including shares that may be issued upon the exercise of options that are exercisable within 60 days of January 19, 2001.

                           BENEFICIAL OWNERSHIP TABLE

                                          Shares of Common
                                         Stock Beneficially  Percent of Shares
                                              Owned on       Outstanding as of
                                         January 19, 2001(1) January 19, 2001
                                         ------------------- -----------------
SC Realty Incorporated..................     11,765,654            43.5%
 3753 Howard Hughes Parkway
 Las Vegas, NV 89109
Karl T. Haas............................         72,308 (2)          (8)
Dean Jernigan...........................        695,780 (3)         2.6%
Christopher P. Marr.....................         68,910 (4)          (8)
John W. McConomy........................         43,924 (5)          (8)
Richard B. Stern........................         35,145 (6)          (8)
C. Ronald Blankenship...................          8,837              (8)
Howard P. Colhoun.......................         15,284              (8)
Alan B. Graf, Jr........................         14,952              (8)
Mark Jorgensen..........................         23,935 (7)          (8)
Caroline S. McBride.....................         10,017              (8)
John P. McCann..........................         19,546              (8)
William D. Sanders......................          9,739              (8)
Harry J. Thie...........................         19,156              (8)
All Directors and Executive Officers as
 a Group (16 persons)...................      1,102,549            4.07%

--------
(1) Includes shares, in the amounts indicated, which the following Directors and Named Officers have the right to acquire within 60 days pursuant to the exercise of options: Haas, 54,613 shares; Jernigan, 196,693 shares; Marr, 52,387 shares; McConomy, 24,917 shares; Stern, 29,559 shares; Blankenship, 7,000 shares; Colhoun, 10,318 shares; Graf, 7,000 shares; Jorgensen, 9,376 shares; McBride, 8,000 shares; McCann, 10,318 shares; Sanders, 7,722 shares; Thie, 10,318 shares.
(2) Also includes 40 shares owned indirectly, as custodian for his minor children.
(3) Also includes 3,846 shares owned indirectly, as custodian for his minor children.
(4) Also includes 3 shares owned indirectly, as custodian for his minor children.
(5) Also includes 2 shares owned indirectly, as custodian for his child.
(6) Also includes 25 shares owned indirectly, as custodian for his children.
(7) All shares are owned by the Jorgensen Family Trust, Mark and Wilhemina Jorgensen, Trustees.
(8) Less than 1%.

                             EXECUTIVE COMPENSATION

   The following table sets forth information concerning the annual compensation for services in all capacities to Storage USA and its subsidiaries for the period from January 1, 1998 through December 31, 2000, of those persons who were, at December 31, 2000, (i) the Chief Executive Officer, and (ii) the four other most highly compensated executive officers of Storage USA whose annual salaries exceeded $100,000 each. These persons are referred to throughout as "Named Officers".

                           SUMMARY COMPENSATION TABLE

                                      Annual                                Long-Term
                                   Compensation                        Compensation Awards
                                  ---------------                     ---------------------
                                                                      Restricted Securities
                                                                        Stock    Underlying  All Other
                                  Salary   Bonus       Other Annual    Award(s)   Options/  Compensation
Name and Principal Position  Year   ($)     ($)       Compensation($)   (4)($)    SARs(#)      (1)($)
---------------------------  ---- ------  -------     --------------- ---------- ---------- ------------
Dean Jernigan...........
 Chairman of the Board,      2000 426,923 224,135                   0  375,990     85,455       6,800
 Chief Executive Officer     1999 374,967 253,725                   0        0    116,302       6,400
 and President               1998 360,000 180,000                   0        0     50,152      12,477

Christopher P. Marr.....     2000 231,923  86,971         105,000 (3)  128,737     29,261       6,800
 Chief Financial Officer     1999 195,051  97,525         105,000 (3)        0     51,547       6,400
                             1998 152,002  55,221                            0     12,190       5,080

John W. McConomy........
 Executive Vice              2000 208,400  62,520                   0   78,539     17,853       6,800
 President, General          1999 197,922  79,168                   0   35,602     16,568       6,253
 Counsel and Secretary       1998  65,769  20,250 (2)               0        0     58,150           0

Karl T. Haas............     2000 208,039  58,251                   0   81,002     18,409       6,800
 Executive Vice              1999 186,907  75,048                   0   33,737     16,028       6,400
 President, Operations       1998 172,335  52,201                   0        0      7,523       6,319

Richard B. Stern........
 Senior Vice President,      2000 166,762  45,857                   0   52,491     11,932       6,800
 Development &               1999 155,131  54,268                   0   20,290     11,642       5,185
 Construction                1998 142,335  35,584                   0        0      3,483       4,581

--------
(1) Represents contributions to Storage USA Profit Sharing and 401(k) plan for each of the Named Officers.
(2) Mr. McConomy has been employed by Storage USA since August 24, 1998.
(3) Represents one-half of a one-time relocation bonus for relocating from Columbia MD to Memphis TN.
(4). Awards of restricted share units were granted to the Named Officers in 2000 under the Storage USA 1993 Omnibus Stock Plan. Each restricted share unit represents one share of Storage USA common stock upon vesting and vests over four years. Previous restricted share awards vested over five years. The first vesting of a restricted share award occurred on October 19, 1999.
  . The number of restricted share units awarded in 2000 were: Jernigan, 13,280 units; Marr, 4,547 units; McConomy, 2,774 units, Haas, 2,861 units, and Stern, 1,854 units.
  . The vested restricted shares and restricted share units as of December
    31, 2000 are: Jernigan, 0 shares/units; Marr, 0 shares/units; McConomy, 348 shares/units; Haas, 328 shares/units; and Stern, 191 shares/units.
  . Unvested restricted shares and restricted share units as of December 31, 2000 are: Jernigan, 13,280 shares/units; Marr, 4,547 shares/units; McConomy, 3,657 shares/units; Haas, 3,701 shares/units; and Stern, 2,370 shares/units.
  . The market values, based upon the closing price of $31.75 on the NYSE of the unvested restricted stock awards as of December 31, 2000, were:
    Jernigan, $421,640; Marr, $144,367; McConomy, $116,110; Haas, $117,507;
    and Stern, $75,248.
  . Dividends are paid on restricted shares and restricted share units to the same extent as dividends are paid on other shares of Storage USA common stock.

                                 STOCK OPTIONS

   The following table provides information concerning the grants of stock options to the Named Officers during 2000 under Storage USA's 1993 Omnibus Stock Plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                    Percent of
                                      Total                        Potential Realizable
                         Number of   Options/                        Value at Assumed
                         Securities    SARs                        Annual Rates of Stock
                         Underlying Granted to Exercise             Price Appreciation
                          Options/  Employees  or Base                for Option Term
                            SARs    in Fiscal   Price   Expiration ---------------------
                         Granted(#)  Year(%)    ($/Sh)     Date     5%($)(1)  10%($)(1)
                         ---------- ---------- -------- ---------- ---------- ----------
Dean Jernigan...........   85,455     17.13     $28.31  10/25/2010 $1,521,576 $3,855,972
Christopher P. Marr.....   29,261      5.87     $28.31  10/25/2010    521,009  1,320,339
John W. McConomy........   17,853      3.58     $28.31  10/25/2010    317,883    805,578
Karl T. Haas............   18,409      3.69     $28.31  10/25/2010    327,783    830,666
Richard B. Stern........   11,932      2.39     $28.31  10/25/2010    212,456    538,406

--------
(1) The dollar amounts shown are the result of calculations at the five percent and ten percent rates prescribed by the Securities and Exchange Commission for disclosure purposes and are not intended to forecast possible future appreciation in the value of Storage USA's stock or to forecast the actual value that will be realized by the Named Officers.

   The following table provides information on options exercised during 2000 and information on the value of each Named Officer's unexercised options under Storage USA's 1993 Omnibus Stock Plan at December 31, 2000.

                    AGGREGATED OPTION/SAR EXERCISES IN 2000
                        AND YEAR-END 2000 OPTION VALUES

                                                Number of Securities      Value of Unexercised
                           Shares              Underlying Unexercised    In-the-Money Options at
                          Acquired    Value    Options at Year End (#)       Year End ($)(1)
                         on Exercise Realized ------------------------- -------------------------
       Name                  (#)       ($)    Exercisable Unexercisable Exercisable Unexercisable
       ----              ----------- -------- ----------- ------------- ----------- -------------
Dean Jernigan...........       0         0      196,693      250,216     1,293,844     799,764
Christopher P. Marr.....       0         0       49,255       93,743        97,033     302,832
John W. McConomy........       0         0       24,917       67,654        14,274     134,812
Karl T. Haas............       0         0       54,613       47,347       153,485     133,840
Richard B. Stern........       0         0       29,559       32,498         8,015      89,589

--------
(1) Based upon the closing price of Storage USA's common stock on the NYSE on December 31, 2000, of $31.75 per share.

                           LONG-TERM INCENTIVE PLANS

   The following table provides information on the 2000 awards to Named Officers under the Storage USA Shareholder Value Plan. Each award under the Shareholder Value Plan has a three-year term. The Shareholder Value Plan measures Storage USA's total return to shareholders (i.e. share price increase plus dividend yield) against the total return of other public self-storage companies and all Real Estate Investment Trusts. The minimum payout under the Shareholder Value Plan is $0 per unit; the maximum is $3,000 per unit. There is no "Target" award under the Shareholder Value Plan. The Human Resources Committee of Storage USA determines the number of units each Executive receives at the beginning of a three-year award period. Senior Vice Presidents and above of Storage USA are eligible to participate in the Shareholder Value Plan. Non-Employee Directors are not eligible to participate. Awards will be paid in either cash or restricted stock under the Storage USA 1993 Omnibus Stock Plan. Awards under the Shareholder Value Plan were discontinued in November of 2000, and no further awards will be made to any Executives under the Plan. However, Units previously awarded will continue to be eligible for payment if the foregoing criteria are met.

             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                                                            Estimated Future
                                              Performance    Payouts Under
                                    Number of  or Other        Non-Stock
                                     Shares,    Period    Price-Based Plans(1)
                                    Units or     Until    ----------------------
                                      Other   Maturation  Threshold    Maximum
     Name                           Rights(#)  or Payout     ($)         ($)
     ----                           --------- ----------- ----------- ----------
Dean Jernigan......................    234     12/31/02   $  117,000  $  702,000
Christopher P. Marr................     63     12/31/02       31,500     189,000
John W. McConomy...................     50     12/31/02       25,000     150,000
Karl T. Haas.......................     48     12/31/02       24,000     144,000
Richard B. Stern...................     24     12/31/02       12,000      72,000

--------
(1) Based upon potential results of Storage USA over the three-year term of the awards, yielding a value of $500 per unit for "Threshold" and $3,000 per unit for "Maximum". The "Threshold" payout is the lowest payment made under the Shareholder Value Plan, assuming that any payment is made, since if the minimum goals under the plan are not met, there is no payment.

                   INDEBTEDNESS BY EXECUTIVES TO STORAGE USA

                   1995 EMPLOYEE STOCK PURCHASE AND LOAN PLAN

   The executive officers of Storage USA listed in the table below are indebted to Storage USA for loans to purchase Storage USA's common stock pursuant to the 1995 Employee Stock Purchase and Loan Plan (the "Stock Purchase and Loan Plan") approved by the shareholders at the 1994 Annual Meeting (and subsequently amended). The table indicates the largest amount of the indebtedness outstanding since January 1, 2000 and the amount outstanding at December 31, 2000. As provided in the Stock Purchase and Loan Plan, these loans bear interest at rates ranging from 5.81% to 9.16% per annum and are collateralized by the Storage USA common stock purchased with the proceeds of the loans.

                   INDEBTEDNESS BY EXECUTIVES TO STORAGE USA
              UNDER THE 1995 EMPLOYEE STOCK PURCHASE AND LOAN PLAN

                                                Maximum
                                           Indebtedness Since  Indebtedness at
                                            January 1, 2000   December 31, 2000
                                                  ($)                ($)
                                           ------------------ -----------------
Francis C. Brown III, Sr. Vice President,
 E-commerce...............................       542,802            535,389
Karl T. Haas..............................       273,245            264,543
Dean Jernigan.............................     4,615,988          4,561,645
Christopher P. Marr.......................       424,333            414,506
John W. McConomy..........................       447,623            442,544
Richard B. Stern..........................        99,134             97,293
Bruce F. Taub, Sr. Vice President,
 Acquisitions.............................       298,220            293,211
Mark E. Yale, Sr. Vice President,
 Financial Reporting......................       152,684            151,456

                    1996 OFFICERS' STOCK OPTION LOAN PROGRAM

   The executive officers of Storage USA listed in the table below are indebted to Storage USA for loans under the 1996 Officers' Stock Option Loan Program
(the "Program"), which was approved by Storage USA's Board of Directors effective December 16, 1996. The Program, which is administered by the Human
Resources Committee, generally allows certain executive officers of the Company to borrow, on a full recourse basis, up to 75% of the difference between the fair market value of the Company's common stock at the time of the loan and the exercise price of such officer's unexercised, vested options. As provided in the Program, the loans are evidenced by notes payable to Storage USA, bear interest at 7.7%, and are collateralized by any shares of Storage USA common stock which may be obtained by exercise of the options.

                   INDEBTEDNESS BY EXECUTIVES TO STORAGE USA
               UNDER THE 1996 OFFICERS' STOCK OPTION LOAN PROGRAM

                                                Maximum
                                           Indebtedness Since  Indebtedness at
                                            January 1, 2000   December 31, 2000
      Name                                        ($)                ($)
      ----                                 ------------------ -----------------
Dean Jernigan.............................       171,468            171,468
Christopher P. Marr.......................        80,762             80,762

               EXECUTIVE CHANGE IN CONTROL SEVERANCE AGREEMENTS
                           AND EMPLOYMENT AGREEMENTS

                    CHANGE IN CONTROL SEVERANCE AGREEMENTS

   Storage USA has entered into change in control severance agreements with each of Messrs. Jernigan (Chief Executive Officer and President), Marr (Chief Financial Officer), McConomy (Executive Vice President, General Counsel and Secretary), Haas (Executive Vice President, Operations), and Stern (Senior Vice President, Development and Construction), (each an "Executive") which provide for severance payments and other benefits to each Executive if his employment is terminated under various circumstances as described in each agreement. Under each agreement, if an Executive's employment is terminated
(a) voluntarily, for good reason, by the Executive within two years following a change in control of Storage USA (as defined in each agreement), or (b) involuntarily and without cause (as defined in each agreement), within two years following a change in control of Storage USA, the Executive would be entitled:

  . to receive an amount equal to three times (for Messrs. Jernigan and Marr) or two times (for Messrs. Haas, McConomy and Stern) the Executive's base salary plus certain bonus amounts;

  . to have all outstanding unvested options and restricted stock vest, if not already vested pursuant to the applicable plan;

  . to cancellation of any portion of a loan under Storage USA's 1995
    Employee Stock Purchase and Loan Plan or its 1996 Officers' Stock Option Loan Program that exceeds the fair market value of the stock (or options) securing the loan;

  . to continuation of certain health insurance benefits; and

  . to receive certain other benefits.

   All cash amounts are payable in a lump sum.

                             EMPLOYMENT AGREEMENTS

   Messrs. Jernigan, Marr, and McConomy each have employment agreements with Storage USA employing Mr. Jernigan as Chairman, Chief Executive Officer and President; Mr. Marr as Chief Financial Officer; and Mr. McConomy as Executive Vice President, General Counsel and Secretary. Mr. Jernigan's agreement provides for a base salary of $470,000. Mr. Marr's agreement provides for a base salary of $257,500. Both Mr. Jernigan's and Mr. Marr's agreements entitle them to continue to receive their base salary then in effect until the earlier of two years or until the date that they begin employment with another employer, if they are terminated "without cause" or resign for "good reason" as defined in their employment agreements. Mr. McConomy's agreement provides for a base salary of $218,200 and entitles him to continue to receive his base salary then in effect until the earlier of one and one-half years or until the date that he begins employment with another employer, if he is terminated "without cause" or if he resigns for "good reason" as defined in his employment agreement. In the event of a termination "without cause" or for "good reason", each employment agreement also generally provides for:

  . vesting of all outstanding unvested options and restricted stock, if not already vested pursuant to the applicable plan;

  . cancellation of any portion of a loan under Storage USA's 1995 Employee Stock Purchase and Loan Plan or its 1996 Officers' Stock Option Loan Program that exceeds the fair market value of the stock (or options) securing the loan;

  .  continuation of certain health insurance benefits; and

  .  receipt of certain other benefits.

                   REPORT OF THE STORAGE USA HUMAN RESOURCES
                      COMMITTEE ON EXECUTIVE COMPENSATION

To Our Shareholders:

   The Human Resources Committee of the Board of Directors is composed of Messrs. Thie (Chairman), Graf, McCann (each of whom is an Independent Director) and Mr. Blankenship. The Board of Directors has delegated to the Human Resources Committee responsibility for the compensation of Storage USA's executive officers and for administering the incentive programs for all Storage USA employees.

   The goals of the compensation programs are to:

  . Attract and retain critical management talent;

  . Motivate management as a team to attain Storage USA's goals;

  . Share the financial success or lack thereof of Storage USA with management; and

  . Link management's interests directly with those of Storage USA's shareholders.

   To achieve these goals, the compensation program for executive officers consists of base salary and annual and long-term incentive compensation. The program emphasizes variable compensation as a significant portion of the total compensation package for each executive officer. That is, as levels of executive responsibility increase, the total compensation is weighted toward the long-term performance of Storage USA. Base salary for each executive officer is generally set slightly below levels established by a peer group of companies based upon size. The annual incentive plan rewards management for achieving or surpassing both Company and individual annual performance goals. The long-term incentive plan is directly related to increasing the price of Storage USA's stock. Overall, the compensation program is targeted to be above-market when performance exceeds targets. Payments under the annual and long-term incentive plans are reviewed annually.

   In keeping with its goal of periodic comprehensive compensation reviews, in the fourth quarter of 2000, the Human Resources Committee conducted a complete review of executive compensation through an outside advisor. The review determined that the annual and long-term compensation plans provided benefits that were below our peer group of companies both in amount and type of benefit provided. Accordingly, the Human Resources Committee modified the annual incentive plans and the long-term compensation awards vesting in 2001 and beyond. For 2001, annual incentives will be tied more closely with those results that executives most directly impact. Senior executives' annual incentives, including Mr. Jernigan's, will have more performance weight tied to the annual goals (Funds From Operations ("FFO") growth) of Storage USA, and less senior executives' annual incentives will be tied to individual and work unit goals. In addition, the existing restricted stock plan and Shareholder Value Plan were discontinued, although awards previously granted under both plans will continue to vest. New long-term incentives comprised of increased numbers of stock options vesting over four years and restricted stock units vesting over four years were established. These incentives are designed to retain executives and to tie the executive's long-term compensation directly to the stock price performance of Storage USA. The number of options and restricted share units are arrived at through an annual grant methodology based upon a targeted percentage of base salary.

   In administering base salaries, the Human Resources Committee sets salary ranges within formal tiers for executive officers through internal reviews and market comparisons. Accordingly, for 2000, the base salary ranges were reviewed in comparison with 20 equity Real Estate Investment Trusts ("REITs") with similar market capitalization and were found to be below competitive levels. Accordingly, based upon the review, base salaries for the most senior executives (including the Named Officers) were increased 17 percent, on average, to what we believe is a competitive range. For other executives, base salaries were set consistent with market comparisons, tier ranges, compensation policy and merit. Individual salaries are reviewed annually, in July of each year.

   For 2000, the annual incentive plan was split equally between (i) achieving individual goals for each executive officer as determined by management and
(ii) Storage USA's performance based on targeted increases in FFO. In 2000 and beyond, a target annual incentive compensation amount is determined for each tier. Executive officers may earn more or less or none depending on their individual performance and the performance of Storage USA. In 2000, the Company achieved a level of performance resulting in an average annual incentive award of 71% of the targeted award.

   For 2000, the long-term incentive plan for the CEO and CFO consisted of stock options under the 1993 Omnibus Stock Plan and performance units under Storage USA's Shareholder Value Plan and for other executive officers, a combination of performance units under the Shareholder Value Plan, stock options and restricted stock. The Storage USA Shareholder Value Plan rewards executives at and above the Senior Vice President level at the end of a 3-year period if Storage USA's 3-year total shareholder return outperforms a pre-defined comparison group. The first such plan began January 1, 1999, and a second plan began January 1, 2000. As noted previously, this plan has been replaced with the long-term incentive plan described above.

   Mr. Jernigan's salary, annual bonus, long-term incentives, and participation in benefit programs generally follow the policies described above, and the amounts paid are shown in the tables in this Proxy Statement. Mr. Jernigan's base salary is based on his performance, his responsibilities, and the compensation levels for comparable positions in other REITs of similar size and complexity. In evaluating Mr. Jernigan's base salary, the Human Resources Committee reviewed Mr. Jernigan's performance as well as CEO salaries for 20 equity REITs comparable in market value to Storage USA and determined that, as was the case with the executive officers, Mr. Jernigan's salary was below competitive levels. Accordingly, an adjustment of 21 percent was made in July, 2000, increasing Mr. Jernigan's annual salary to $470,000. This increase in base salary was held slightly below competitive market levels in keeping with our overall compensation philosophy. Mr. Jernigan's annual target bonus is based on achieving individual and company goals, each equally weighted. Storage USA's goal is to achieve a pre-approved level of growth in FFO per share, and Mr. Jernigan's performance was objectively measured against achieving this target. Individual goals were qualitatively assessed. Mr. Jernigan provides a set of annual individual goals to the Human Resources Committee each year. He was assessed on goal accomplishment for 2000 and achieved 75% of his targeted annual bonus. The Human Resources Committee also reviewed the CEO evaluation conducted annually by the Corporate Governance and Nominating Committee. Mr. Jernigan's options were awarded in accordance with the Committee's policies as set out in this report and are described in the table entitled "Option/SAR Grants in Last Fiscal Year."

   In summary, the Storage USA executive compensation program provides increased motivation for executive officers to achieve stated goals thus enhancing the value of Storage USA for shareholders.

                                          HUMAN RESOURCES COMMITTEE

                                          Harry J. Thie, Chairman
                                          C. Ronald Blankenship
                                          Alan B. Graf, Jr.
                                          John P. McCann

                   REPORT OF THE STORAGE USA AUDIT COMMITTEE

To Our Shareholders:

   Overview. The Audit Committee of the Board of Directors is composed of Messrs. Graf, Colhoun and Thie, each of whom is an Independent Director as defined in Section 8.3 of Storage USA's Charter and each of whom is also an Independent Director as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listing Standards. Mr. Graf is the Chairman of the Audit Committee. The Board of Directors has delegated to the Audit Committee responsibility for making recommendations concerning the engagement of the independent public accountants; considering the range of audit and non-audit fees; assisting the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by Storage USA to any governmental body or the public; reviewing Storage USA's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and reviewing Storage USA's auditing, accounting and financial reporting processes generally. The management of Storage USA has the primary responsibility for the financial statements and the reporting process. The accountants are responsible for conducting and reporting on an audit of Storage USA's financial statements in accordance with generally accepted auditing standards. Storage USA's independent accountants are ultimately accountable to the Audit Committee and the Board of Directors.

   Review and Discussion of Financial Statements. In the context of the role of the Audit Committee as outlined above, the Audit Committee has reviewed and discussed Storage USA's audited financial statements for 2000 with management of Storage USA. It has also discussed with PricewaterhouseCoopers LLP those matters required by Statement of Auditing Standards 61. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP as required by Independence Standards Board Standard No. 1 and has discussed with PricewaterhouseCoopers LLP their independence. Based upon its review and discussions with Storage USA management and PricewaterhouseCoopers LLP, the Audit Committee has recommended to the Board of Directors that Storage USA's audited financial statements for 2000 be included in Storage USA's annual report on Form 10-K for 2000 for filing with the Securities and Exchange Commission.

   Audit Fees. Storage USA paid $168,615 to PricewaterhouseCoopers LLP in 2000 for audit services and for review of its financial statements included in its Forms 10-Q for 2000.

   Financial Information Systems Design and Implementation Fees. Storage USA paid Seven Hundred and Forty-eight Dollars to PricewaterhouseCoopers LLP in 2000 for professional services related to financial information systems design and implementation.

   All Other Fees. Storage USA paid $283,983 to PricewaterhouseCoopers LLP in 2000 for all other services, such as tax-related advice and other expert services.

   Auditor Independence. The Audit Committee considered whether
PricewaterhouseCoopers LLP's provision of non-audit services is compatible with maintaining its auditor's independence.

   The Board of Directors has adopted a written charter for the Audit Committee, which is appended to this Proxy Statement as Appendix I.

                                          AUDIT COMMITTEE

                                          Alan B. Graf, Jr., Chairman
                                          Howard P. Colhoun
                                          Harry J. Thie

              IS THERE ANY OTHER INFORMATION THAT I SHOULD KNOW?

Transactions with Management and Others; Certain Business Relationships

   Since January 2, 2000, payments totaling $1,337,061 were made to Security Capital Group Incorporated or its affiliates in connection with services provided by it or its affiliates. SC Realty Incorporated, a shareholder of Storage USA, is an indirect, wholly-owned subsidiary of Security Capital Group Incorporated. The amounts paid were as follows:

  . Storage USA paid SC Group, Inc. $125,109 in fees for insurance procurement and risk management services. This amount was based in part upon a percentage of the total premium dollars for Storage USA's property and casualty insurance plus claims administration fees.

  . Storage USA paid Security Capital Real Estate Research Group, Inc.
    $11,952 for providing market research.

  . Storage USA paid $1,200,000 to Security Capital Markets Group,
    Incorporated for investment banking and advisory services in connection with assisting Storage USA in securing debt financing for its acquisition and development activities.

   All such services were rendered pursuant to agreements negotiated at arms length, taking into account fees charged by other providers of similar services. Each company mentioned is an affiliate of Security Capital Group Incorporated, the parent of SC Realty Incorporated. Mr. Blankenship, a nominee for re-election as director, has been a Director, Vice Chairman and Chief Operating Officer of Security Capital Group Incorporated since May 1998. Ms. McBride, a nominee for re-election as director, has been the Managing Director of the Capital Division of Security Capital Group Incorporated, an affiliate of Security Capital Group Incorporated, since March 1997. Mr. Sanders, a nominee for re-election as director, has been Chairman of the Board and Chief Executive Officer of Security Capital Group Incorporated since 1990.

   In July, 2000, SUSA Partnership, L.P., the operating partnership through which Storage USA conducts substantially all of its business, purchased a self-storage facility in Memphis, TN from Covington Way Storage Co., LLC, a limited liability company controlled by James G. Williams, Mr. Jernigan's brother-in-law, for $3,685,387.

   On January 2, 2001, SUSA Partnership, L.P. purchased from Mr. Jernigan 250 shares of Class A Voting Stock of Storage USA Franchise Corp. (representing a 2.5% economic interest in that company and all of its voting stock) for $203,391, based on a valuation of such shares performed by Storage USA. The methodology for such valuation was reviewed by PricewaterhouseCoopers LLP, and the transaction was unanimously approved by the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires that Storage USA's directors and executive officers, and persons that own more than 10% of Storage USA common stock, file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of Storage USA common stock and other equity securities of Storage USA. Copies of these reports must be furnished to Storage USA. Based solely on its review of the copies of these reports furnished to Storage USA, and written representations that no other reports were required, all reports required by Section 16(a) were timely filed in 2000.

Shareholder Return

   The following line graph sets forth a comparison of the percentage change in the cumulative total shareholder return on Storage USA's common stock compared to the cumulative total return of the S&P Stock Index and the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Total Return Index for the period January 1, 1996 through December 31, 2000.

   The graph assumes that the initial price per share of Storage USA common stock was $32.625 and that the value of the investment in each of Storage USA common stock and the indices was $100 at the beginning of the period. The graph further assumes the reinvestment of dividends.

   The stock price performance shown on the graph below is not necessarily indicative of future price performance.

   Comparison of Cumulative Total Return Among Storage USA, Inc., the NAREIT
             Equity REIT Total Return Index, and the S&P 500 Index

                                    [GRAPH]

                           12/31/96   12/31/97  12/31/98  12/31/99   12/31/00
                           --------   --------  --------  --------   --------
Storage USA      100.00     122.05     136.35    116.91    119.89     137.76
S&P 500          100.00     120.26     157.55    199.57    238.55     214.36
NAREIT Equity    100.00     135.27     162.66    134.20    128.00     161.75

Will other matters be raised at the Meeting?

   Storage USA does not know of any matters to be presented at the meeting other than those mentioned in this Proxy Statement. If any other matters are properly brought before the meeting, it is intended that the proxies will be voted in accordance with the best judgment of Messrs. Jernigan and Marr, who are voting the proxies.

Who pays the cost of solicitation of my Proxy?

   The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies is paid by Storage USA. In addition to the use of mails, certain directors, officers or employees of Storage USA and its subsidiaries, who receive no compensation for their services other than their regular salaries, may solicit and tabulate proxies.

Can a Shareholder make a proposal at the Meeting?

   Any qualified shareholder who wishes to make a proposal to be acted upon at the Annual Meeting of Shareholders in 2002 may do so by following the procedures prescribed in Rule 14a-8 of the Securities Exchange Act of 1934 and must submit such proposal to be considered by Storage USA for inclusion in the proxy statement, to John W. McConomy, Executive Vice President, General Counsel and Secretary of Storage USA, at 175 Toyota Plaza, Suite 700, Memphis, Tennessee 38103. The deadline for submitting a shareholder proposal or a nomination for director that is to be included in such proxy statement is November 29, 2001. If Storage USA receives notice of a shareholder proposal after February 12, 2002, the persons named as proxies in the proxy statement for the 2002 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2002 Annual Meeting. The chairman of the meeting may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.

How do I request additional information?

   Storage USA will provide without charge to each person to whom a copy of this Proxy Statement is delivered, on the written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the documents referred to above which may have been or may be incorporated by reference in this Proxy Statement. Such written or oral request should be directed to Storage USA, Inc., 175 Toyota Plaza, Suite 700, Memphis, Tennessee 38103,
Attention: John W. McConomy, Executive Vice President, General Counsel and Secretary (Phone: 901-252-2000).

                                                                     APPENDIX I

                               STORAGE USA, INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

A. PURPOSE

   The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. Additionally, the independent accountants are ultimately accountable to this Committee and the Board of Directors.

    The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section E of this Charter.

B. MEMBERSHIP

    The Audit Committee is comprised of three or more directors as appointed by the Board, each of whom shall be independent Directors as determined by the NYSE and SEC rules. All members of the Committee shall be financially literate, and at least one member of the Committee shall have an accounting or related financial management expertise.

    Committee members are appointed for one-year terms and may be re-appointed for additional one-year terms at the discretion of the Board. The Board appoints a Chairperson of the Committee. A majority of the Committee constitutes a quorum.

C. MEETINGS

    The Committee will meet at least four times annually, or more frequently as circumstances dictate. The Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

D. REPORTING

    The Committee will report for the Company's 2001 Annual Meeting and each Annual Meeting thereafter, in the Company's proxy statement all information required by Item 306 of Regulation S-K.

E. RESPONSIBILITIES AND DUTIES

  Document/Reports Review

  . As part of an on-going self-assessment process, review and update this Charter periodically, at least annually, as conditions dictate. Any modifications to the Charter must be approved by the Board.

  . Review the Company's annual financial statements prior to the filing of such statements in the Company's 10-K. In support of this review, discuss with management and the independent accountants, annual financial results of the Company and any corresponding accounting, reporting or disclosure. The Committee should also cover all matters with the independent auditors required to be discussed by Statement on Auditing Standards No. 61. Based upon the review and discussions, recommend to the Board of Directors whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for filing with the SEC.

  . Review and discuss with management and the independent accountants, quarterly financial results of the Company and any corresponding accounting, reporting or disclosure issues prior to the filing of the Company's 10-Q.

  . If deemed necessary, review any other reports or other financial information submitted publicly, including any certification, report, opinion or review rendered by the independent accountants.

  Independent Accountants

  . Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence including receiving from the auditors disclosure regarding the auditor's independence required by Independence Standards Board Standard Number 1.

  . Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

  . Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

  Financial Reporting Process

  . In conjunction with management and in consultation with the independent accountants, review the integrity of the Company's financial reporting processes, both internal and external. In support of this review, periodically discuss with management the financial reporting controls over key business processes of the Company.

  . Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles and changes to such policies as applied in its financial reporting.

  . Assess the process for establishing key estimates and reserves within the financial statements and consider the independent accountant's judgments about the appropriateness of such processes.

  . Consider the independent accountant's judgments about the appropriateness of the accounting principles and disclosure practices adopted by management in connection with new transactions or events.

  Process Improvement

  . Establish regular reporting to the Audit Committee of significant judgments made in management's preparation of the financial statements.

  . Following completion of the annual audit, review separately with each of management and the independent accountants any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information

  . Review any significant disagreement among management and the independent accountants in connection with preparation of the financial statements.

  Ethical and Legal Compliance and Risk Management

  . Establish, review and periodically update the Company's Corporate compliance policies.

  . Periodically review the Company's policies and procedures for review of officers' expenses.

  . Review the status of tax returns and any REIT compliance issues

  . Review management's annual risk assessment

  . Review the terms, conditions and arrangements involving any related-party transactions

  . Review, with the Company's General Counsel, legal compliance matters including corporate securities trading policies

  . Review, with the Company's General Counsel, any legal matters that could have a significant impact on the Company's financial statements.

  . Review the adequacy of the Company's insurance coverage.

  . Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board seems necessary or appropriate.

F. ADMINISTRATION

    The Audit Committee shall have prompt and unrestricted access to all financial and operating information relevant to the Company's business. The Committee shall have ready access to the Corporation's legal counsel and to the independent accountants, and shall be provided from time to time with staff assistance from within the Corporation as requested.

    The Committee is empowered to employ its own legal counsel, accountants or other experts, at the Corporation's expense, to deal with specific problems or issues that arise in the course of carrying out its duties and responsibilities.

    The Committee chairperson periodically shall report to the Committee's findings to the Board of Directors.

  Adopted by the Audit Committee of the Board of Directors, May 3, 2000

        /s/ John W. McConomy
  _____________________________________
            John W. McConomy
               Secretary

  Adopted by the Board of Directors,
   May 3, 2000

        /s/ John W. McConomy
  _____________________________________
            John W. McConomy
               Secretary

                               STORAGE USA, INC.
                            Memphis, Tennessee 38103
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR THE ANNUAL MEETING MAY 2, 2001
                               CUSIP 861907 10 3

The undersigned hereby appoints Dean Jernigan and Christopher P. Marr, and each of them, proxies (and if the undersigned is a proxy, as substitute proxies) each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Storage USA, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 4:00 p.m. (local time) on May 2, 2001, or any adjournment thereof.

The Board of Directors unanimously recommends a vote "FOR" the following proposal:

ELECTION OF DIRECTORS

[  ] FOR all nominees listed below           [  ] WITHHOLD AUTHORITY to vote for
     (except as marked to the contrary)           all nominees listed below

C. Ronald Blankenship, Howard P. Colhoun, Alan B. Graf, Jr., Dean Jernigan, Mark Jorgensen, Caroline S. McBride, John P. McCann, William D. Sanders, Harry J. Thie

To withhold authority to vote for any individual nominee, write that name on the line below.


         ------------------------------------------------------------------

IF AUTHORITY TO VOTE FOR ANY NOMINEE IS NOT WITHHELD, THIS SIGNED PROXY WILL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE NOMINEE.

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

IF NO CHOICE IS INDICATED ABOVE, THE PROXIES WILL VOTE "FOR" ALL NINE DIRECTOR NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AND MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, only one of such persons need sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.




                               Signature: _______________________________

                               Date: _______________________________, 2001